Cerberus Cyber Sentinel Corporation
6900 E. Camelback Road, Suite 240
Scottsdale, Arizona 85251

March 27, 2023

DELIVERED VIA EMAIL

RE: $1,500,000 Unsecured Convertible Note

Ladies and Gentlemen:

This Letter Agreement is made and entered into by and among Cerberus Cyber Sentinel Corporation, a Delaware corporation (the "Company") and Neil Stinchcombe ("Mr. Stinchcombe").

The parties entered into a Purchase Agreement, dated as of October 27, 2021, as amended by Amendment Number One to Purchase Agreement and the Note, dated as of March 10, 2022, pursuant to which the Company issued and sold to Mr. Stinchcombe a $1,500,000 5 Percent (5%) Unsecured Convertible Note (the "Note").

The Company believes the parties agreed to extend the term of the Note until December 31, 2023. However, on March 22, 2023, the Company received a notice of default of the Note (the "Notice"). In order to resolve the dispute between the parties, Mr. Stinchcombe hereby rescinds the Notice in consideration of the Company's agreement to repay the Note by wire transfer on the following terms:

- $500,000 to be submitted for wire transfer by 1:00 pm ET on March 31, 2023;
- $500,000 to be submitted for wire transfer by 1:00 pm ET on April 28, 2023; and
- the final $500,000 to be submitted for wire transfer by 1:00 pm ET on May 31, 2023.
- The Note's accrued interest shall be submitted for wire transfer by 1:00 pm ET on May 31, 2023, at the Note's reflected rate of interest of 5% per annum through the final payment date thereof.
- The wire instructions for the above referenced payments are [ ].

  Account Name: SMILE ON FRIDAYS LLP
  Sort Code: 09-07-15
  Account number: 00066926
  IBAN: GB24ABBY09071500066926
  BIC: ABBYGB2L
  SWIFT: ABBYGB2LXXX
  Bank: Santander
  Address: 2 Triton Square, Regent's Place,
  London, NW1 3AN, United Kingdom

- If the Company fails to make any of the above referenced payments on time, the rate of interest will revert to the Note's default rate of 24% per annum.

[Signature Page To Follow]

Accepted and Agreed:

Cerberus Cyber Sentinel Corporation

By: ______________________

Name: David Jemmett
Title: Chief Executive Officer

____

Neil Stinchcombe